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                       Securities and Exchange Commission
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

       Pursuant to Section 13 or 15(d) of Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) November 29, 2000


                           ORION ACQUISITION CORP. II
             (Exact name of registrant as specified in its charter)


      Delaware                                                  0-20837
(State or other jurisdiction of incorporation)           (Commission File No.)


         401 Wilshire Boulevard, Suite 1020
         Santa Monica, California                             90401
      (Address of principal executive offices)             (Postal Code)


        Registrant's telephone number, including area code:(310) 526-5000

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Item 4. Changes in Registrant's Certifying Accountant

         (a)      Previous independent accountants

                  (i) On November 29, 2000, BDO Seidman LLP, the independent accountants of Orion Acquisition Corp. II ("Registrant"), resigned.

                  (ii) The reports of BDO Seidman, LLP on the financial statements during the past two fiscal years contained no adverse opinion or disclaimer of opinion.

                  (iii) The Registrant's Board of Directors participated in and approved the decision to change independent accountants on November 29, 2000.

                  (iv) In connection with its audits for the two most recent fiscal years and review of unaudited financial statements through November 29, 2000, there have been no disagreements with BDO Seidman, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of BDO Seidman, LLP would have caused them to make reference thereto in their report on the financial statements.

                  (v) During the two most recent fiscal years and through November 29, 2000, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

                  (vi) The Registrant has requested that BDO Seidman, LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter will be filed as Exhibit 16.1 to this Form 8-K when received from BDO Seidman, LLP.

         (b)      New independent accountants

                  The Registrant engaged Singer, Lewak, Greenbaum & Goldstein as its new independent accountants as of November 29, 2000. During the two most recent fiscal years and through November 29, 2000, the Registrant has not consulted with Singer, Lewak, Greenbaum & Goldstein regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's consolidated financial statements, and no written report or oral advice was provided to the Registrant by concluding there was an important factor to be considered by the Registrant in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K.

Item 7.  Financial Statement and Exhibits

         (c)      Exhibits:

                  16.1 Letter from BDO Seidman, LLP dated December 4, 2000 (to be filed by amendment).






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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this first amendment to the report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ORION ACQUISITION CORP. II



                                                  /s/ Dyana Williams Marlet
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                                            Name: Dyana Williams Marlett
                                            Title:    Secretary

Date: December 4, 2000